UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2019 (October 1, 2019)

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Cool Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2001 NW 84th Avenue

Miami, FL 33122
(Address of principal executive offices, including zip code)

(858) 373-1675
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWSM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement

On October 2, 2019, Cool Holdings Inc. (the “Company”) entered into a first amendment agreement with GT Capital Inc. (“GT Capital”) to amend the conversion price of a 12.0% unsecured convertible note for a principal amount of $500,000 originally entered into on November 29, 2018 (the “Convertible Note”).  The previous conversion price of the Convertible Note was $4.40, and was amended to $1.40.  This amendment to the Convertible Note will become effective on the date which both (i) the Company’s board approves the amendment; and (ii) all required approvals of NASDAQ (as defined below) are obtained.

Additionally, on October 2, 2019, the Company entered into a first amendment agreement with Delavaco Holdings Inc. (“Delavaco”) to amend an 8.0% unsecured promissory note for a principal amount of $2,107,003.51 originally entered into on September 30, 2018 (the “Promissory Note”).  The amendment to the Promissory Note included a conversion mechanism to retire the principal amount together with all accrued and unpaid interest thereunder (the “Outstanding Note Amount”) through the issuance of shares of common stock, at a price of $1.40, equal to the Outstanding Note Amount. This amendment to the Promissory Note will become effective on the date which both (i) the Company’s board approves the amendment; and (ii) all required approvals of NASDAQ (as defined below) are obtained.

As part of the amendments to the Convertible Note and the Promissory Note agreed to by GT Capital and Delavaco respectively, the Company issued to GT Capital 357,143 warrants, and to Delavaco 1,505,003 warrants, exercisable to purchase shares of the Company’s common stock.  All such warrants (the “Warrants”) issued are exercisable at any time, subject to the necessary shareholder and regulatory approvals being received, six months after the date of issuance for up to a period of three years at an exercise price of $1.27 per warrant.

The foregoing is a summary of certain material terms and conditions of amendments to the Convertible Note and the Promissory Note, and the warrants issued to each of GT Capital and Delavaco, and is not a complete description thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the First Amendment to Unsecured Convertible Note, the First Amendment to Unsecured Promissory Note, Warrant to Purchase Common Stock issued to each of GT Capital and Delavaco attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3 and 4.4 respectively, and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 1, 2019, the Company received a letter from the Nasdaq Listing Qualifications Staff (the "Staff") advising that the Staff had determined that:  (i) the Company had not regained compliance with Nasdaq Listing Rule 5550(b) requiring a minimum $2,500,000 stockholders’ equity, $35,000,000 market value of listed securities, or $500,000 net income from continuing operations; and (ii) unless the Company requested an appeal of this determination by October 8, 2019, trading of the Company’s common stock would be suspended from The Nasdaq Capital Market at the opening of business on October 10, 2019 and a Form 25-NSE would be filed with the Securities and Exchange Commission (the "SEC") to remove the Company's securities from listing and registration on The Nasdaq Stock Market (the "Delisting").  The Company intends to submit an oral hearing request on or before October 8, 2019 to the Nasdaq Hearings Panel (the “Panel”), which request will stay the Delisting.

At the Panel hearing regarding the Delisting, the Company intends to present a plan to regain compliance with the minimum stockholders’ equity requirement.  The Company’s presentation will include a discussion of the Company’s pending plans to convert a substantial amount of currently outstanding debt to equity and incentives to current warrant holders to exercise their warrants (the “Recapitalization Efforts”).  The Company is in the process of filing an amended proxy statement that will, amongst other things, seek shareholder approval under Nasdaq Listing Rule 5635(d) for the issuance of shares of its common stock in connection with the Recapitalization Efforts.  The Panel will rule on whether to grant the Company relief from the Delisting (including setting forth the specific requirements of any such relief) or go forward with the Delisting, following the hearing.

Except for the factual statements made herein, information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict.  Words and expressions reflecting optimism, satisfaction or disappointment with current prospects or future events, as well as words such as “believes,” “intends,” “expects,” “plans,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking.  Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements.  For example, there can be no assurance that: the Panel will grant the Company any relief from the Delisting or that the Company can agree to or ultimately meet the specific requirements of any such relief, or remain listed on Nasdaq or otherwise be publicly traded; the Company will be able to file a definitive proxy statement acceptable to the SEC prior to the Delisting; or, the required shareholder approval in connection with the Recapitalization Efforts will be received, or if received the Recapitalization Efforts will be completed.  Reference is also made to other factors detailed from time to time in our periodic reports filed with the Securities and Exchange Commission.  The forward-looking statements contained in this report speak only as of the date of this report and we undertake no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this report, unless required by law.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Warrants were issued in the United States pursuant to an exemption from registration under Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”). The Warrants were also issued offshore pursuant to Rule 903 of Regulation S under the U.S. Securities Act.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.1	First Amendment to Unsecured Convertible Note
4.2	First Amendment to Unsecured Promissory Note
4.3	Form of Warrant to Purchase Common Stock issued to GT Capital Inc.
4.4	Form of Warrant to Purchase Common Stock issued to Delavaco Holdings Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Holdings, Inc.
Date:	October 7, 2019	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer